Fees Summary	Apr. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,092,135,000
Previously Paid Amount	0
Total Fee Amount	167,205.87
Total Offset Amount	0
Net Fee	$ 167,205.87